     As filed with the Securities and Exchange Commission on March __, 1999

                                                    Registration No. 333-
                                                                           -----


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                         FRONTIER FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

          Washington                                    91-1223535
-------------------------------                      ----------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)


                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203

    (Address, including ZIP code, and telephone number, including area code, of Registrant's principal executive office)

                      ------------------------------------

                         FRONTIER FINANCIAL CORPORATION
                         1999 EMPLOYEE STOCK AWARD PLAN
                            (Full Title of the Plan)

                      ------------------------------------

                               James F. Felicetty
                             Secretary and Treasurer
                         Frontier Financial Corporation
                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203
                                 (425) 514-0719

          (Name and address, including ZIP code, and telephone number, including area code, of agent of service)

                      ------------------------------------
                                 with copies to:
                                Glen P. Garrison
                                Lucas D. Schenck
                             Keller Rohrback L.L.P.
                          1201 Third Avenue, Suite 3200
                         Seattle, Washington 98101-3052
                                 (206) 623-1900

                     (Name and address, including ZIP code,
                   and telephone number, including area code)

                      ------------------------------------

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                     Proposed Maximum     Proposed Maximum
 Title of Securities to be      Amount to be        Offering Price Per   Aggregate Offering      Amount of
        Registered              Registered(1)            Share(1)              Price          Registration Fee
--------------------------------------------------------------------------------------------------------------
Common Shares, No Par Value         10,000                $49.00              $490,000            $136.22
==============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 based upon the average of the high and low prices of the Common Stock on March 1, 1999 as reported in The Wall Street Journal for Nasdaq National Market Issues.

                                     PART II

                      INFORMATION REQUIRED IN REGISTRATION


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents are hereby incorporated by reference into this Registration Statement:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission (the "Commission") on March 25, 1998 under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which contains certified financial statements for the most recent fiscal year for which such statements have been filed;

     (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above; and

     (c) The description of the Registrant's Common Stock contained in the Registrant's Prospectus/Proxy Statement and included in the Registration Statement on Form S-4 filed with the Commission (Registration No. 333-36929), including any amendments or reports filed for the purpose of updating such description.

     In addition, any document filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment that indicates that the securities offered hereby have been sold or that deregisters the securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective date on which such document is filed.

ITEM 4. DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (the "WBCA") authorize a court to award, or a corporation's board of directors to grant, indemnificaiton to directors, officers, employees and agents of the Registrant and those serving at the Registrant's request in similar positions in any other corporation, partnership, joint venture, trust or other enterprise in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article IX of the Registrant's Bylaws provides for indemnification of the Registrant's directors and officers, to the maximum extent permitted by Washington law, against expenses and liabilities (including any obligation to pay any judgment, settlement, fine or expenses, including attorneys' fees) actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director or officer is, was or is threatened to be made a party to such action or is otherwise involved in such action by reason of serving or having served at the request of the Registrant as a director or officer of another corporation.

     Section 23B.08.320 of the WBCA authorizes a corporation to limit a director's liability to the corporation or its shareholders for monetary damages for acts or omissions as a director, except in certain circumstances involving intentional misconduct, self-dealing or illegal corporate loans or distributions, or any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. The Registrant's Articles of Incorporation provide, to the fullest extent permitted by Washington law, limitations on a director's liability to the Registrant and its shareholders. The Registrant also maintains an insurance policy insuring its directors and officers against liability for certain acts or omissions while acting in their official capacity.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

ITEM 8. EXHIBITS

     See Exhibit Index.

ITEM 9. UNDERTAKINGS

     A.   The undersigned Registrant hereby undertakes:

     1. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement;

          i. To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          ii. To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          iii. To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     3. To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Everett, State of Washington, on the 1st day of March 1999.

                                        FRONTIER FINANCIAL CORPORATION



                                     By: /s/Robert J. Dickson
                                            ------------------------------------
                                            Robert J. Dickson
                                            President and Chief Executive
                                            Officer


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Robert
J. Dickson and James F. Felicetty, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign in the name and on behalf of such person, individually and in each capacity stated below, any or all amendments (including pre-effective and post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.

SIGNATURE                           TITLE                                     DATE
---------                           -----                                     ----

By: /s/ Robert J. Dickson         President and Chief Executive Officer      March 1, 1999
    --------------------------     (Principal Executive Officer)
    ROBERT J. DICKSON


By: /s/ James F. Felicetty        Secretary and Treasurer                    March 1, 1999
    -------------------------      (Principal Financial and Accounting
    JAMES F. FELICETTY             Officer)


By: /*/                            Director                                   March 1, 1999
    -------------------------
    GEORGE E. BARBER


By: /*/                            Director                                   March 1, 1999
    -------------------------
    MICHAEL J. CORLISS


By: /*/                            Director                                   March 1, 1999
    -------------------------
    LUCY DEYOUNG


By: /*/                            Director                                   March 1, 1999
    -------------------------
    DAVID A. DUJARDIN


By: /*/                            Director                                   March 1, 1999
    -------------------------
    EDWARD D. HANSEN



By: /*/                            Director                                   March 1, 1999
    -------------------------
    WILLIAM H. LUCAS


By: /*/                            Director                                   March 1, 1999
    -------------------------
    JAMES M. MULLIGAN


By: /*/                            Director                                   March 1, 1999
    -------------------------
    J. DONALD REGAN


By: /*/                            Director                                   March 1, 1999
    -------------------------
    ROGER L. RICE


By: /*/                            Director                                   March 1, 1999
    -------------------------
    ROY A. ROBINSON


By: /*/                            Director                                   March 1, 1999
    -------------------------
    WILLIAM J. ROBINSON


By: /*/                            Director                                   March 1, 1999
    -------------------------
    DARREL J. STORKSON


By: /*/                            Director                                   March 1, 1999
    -------------------------
    EDWARD C. RUBATINO



                                    *By: /s/Robert J. Dickson
                                            ------------------------------------
                                            Robert J. Dickson
                                            Attorney-in-Fact


     Robert J. Dickson, by signing his name hereto, does sign this document on behalf of the persons named above, pursuant to a power of attorney duly executed by such persons.

                                INDEX TO EXHIBITS

  EXHIBIT
   NUMBER      DESCRIPTION
  -------      -----------
     5.1       Opinion of Keller Rohrback L.L.P. regarding legality of the Common Stock being registered.

    23.1       Consent of Moss Adams L.L.P.

    23.2       Consent of Keller Rohrback L.L.P. (included in its Opinion filed as Exhibit 5.1)

    24.1       Power of Attorney (included on the Signature Page of this Registration
               Statement)

    99.1       Frontier Financial Corporation 1999 Employee Stock Award Plan